UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OFFOR THE DELAWARE In Re. Tricida, Inc. Debtor(s) § § § § Case No. 23-10024 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 02/28/2023 Petition Date: 01/11/2023 Months Pending: 2 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 11 Debtor's Full-Time Employees (as of date of order for relief): 11 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Allison S. Mielke 03/21/2023 Allison S. Mielke Young Conaway Stargatt & Taylor, LLP 1000 N. King Street Wilmington, Delaware 19801 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 23-10024-JTD Doc 308 Filed 03/21/23 Page 1 of 12 ¨2¤? 87#5 &0« 2310024230321000000000006 Docket #308 Date Filed: 3/21/2023 Exhibit 99.1

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Debtor's Name Tricida, Inc. Case No. 23-10024

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$46,692,684	
b.	Total receipts (net of transfers between accounts)	$525,443	$639,531
c.	Total disbursements (net of transfers between accounts)	$632,922	$1,200,718
d.	Cash balance end of month (a+b-c)	$46,585,205	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$632,922	$1,200,718

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$0
d	Total current assets	$54,522,788
e.	Total assets	$65,058,877
f.	Postpetition payables (excluding taxes)	$4,554,851
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$4,554,851
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$239,139,895
n.	Total liabilities (debt) (j+k+l+m)	$243,694,746
o.	Ending equity/net worth (e-n)	$-178,635,869

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$235,000	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$235,000	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$356,131	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$356,131	
d.	Selling expenses	$0	
e.	General and administrative expenses	$-632,922	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$-276,791	$0

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Debtor's Name Tricida, Inc. Case No. 23-10024

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*			$0	$0	$2,857	$5,408
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Carpmaels & Ransford LLP	Local Counsel	$0	$0	$1,893	$1,893
	ii	Resource Global Professionals	Financial Professional	$0	$0	$964	$3,515
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Debtor's Name Tricida, Inc. Case No. 23-10024

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Debtor's Name Tricida, Inc. Case No. 23-10024

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Debtor's Name Tricida, Inc. Case No. 23-10024

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c.	All professional fees and expenses (debtor & committees)			$0	$0	$2,857	$5,408

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$16,667	$27,957
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$129,684	$199,057
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ☑ No ☐

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ☐ No ☑

c. Were any payments made to or on behalf of insiders? — Yes ☑ No ☐

d. Are you current on postpetition tax return filings? — Yes ☑ No ☐

e. Are you current on postpetition estimated tax payments? — Yes ☑ No ☐

f. Were all trust fund taxes remitted on a current basis? — Yes ☑ No ☐

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ☐ No ☑

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ☐ No ☑ N/A ☐

i. Do you have:
- Worker's compensation insurance? — Yes ☑ No ☐
  - If yes, are your premiums current? — Yes ☑ No ☐ N/A ☐ (if no, see Instructions)
- Casualty/property insurance? — Yes ☑ No ☐
  - If yes, are your premiums current? — Yes ☑ No ☐ N/A ☐ (if no, see Instructions)
- General liability insurance? — Yes ☑ No ☐
  - If yes, are your premiums current? — Yes ☑ No ☐ N/A ☐ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ☑ No ☐

k. Has a disclosure statement been filed with the court? — Yes ☑ No ☐

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? — Yes ☑ No ☐

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name Tricida, Inc. Case No. 23-10024

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ⦿
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ⦿

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Annie Yoshiyama	Annie Yoshiyama
Signature of Responsible Party	Printed Name of Responsible Party
SVP, Finance and Chief Accounting Officer	03/21/2023
Title	Date

UST Form 11-MOR (12/01/2021) 9

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Debtor's Name Tricida, Inc. Case No. 23-10024

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UST Form 11-MOR (12/01/2021) 11 Debtor's Name Tricida, Inc. Case No. 23-10024 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-10024-JTD Doc 308 Filed 03/21/23 Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Tricida, Inc. Case No. 23-10024 PageFour PageThree Case 23-10024-JTD Doc 308 Filed 03/21/23 Page 12 of 12

30213399.1 IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: TRICIDA, INC.,1 Debtor. Chapter 11 Case No. 23-10024 (JTD) Ref. Docket No. 308 NOTICE OF FILING OF SUPPORTING DOCUMENTATION FOR MONTHLY OPERATING REPORT FOR THE REPORTING PERIOD FEBRUARY 1, 2023 THROUGH FEBRUARY 28, 2023 PLEASE TAKE NOTICE that, on March 21, 2013, the above-captioned debtor and debtor in possession filed the Monthly Operating Report [Docket No. 308] (the “Report”). PLEASE TAKE FURTHER NOTICE that attached hereto as Exhibit A is the supporting documentation to accompany the Report. [Signature page follows] 1 The Debtor in this chapter 11 case, together with the last four digits of the Debtor’s federal tax identification number, is Tricida, Inc. (2526). The Debtor’s service address is 7000 Shoreline Court, Suite 201, South San Francisco, CA 94080. Case 23-10024-JTD Doc 310 Filed 03/22/23 Page 1 of 2 ¨2¤? 87#6 "g« 2310024230322000000000002 Docket #0310 Date Filed: 03/22/2023

2 30213399.1 Dated: March 22, 2023 Wilmington, Delaware /s/ Allison S. Mielke YOUNG CONAWAY STARGATT & TAYLOR, LLP SIDLEY AUSTIN LLP Samuel A. Newman (admitted pro hac vice) Sean M. Beach (No. 4070) Allison S. Mielke (No. 5934) Andrew A. Mark (No. 6861) Carol E. Cox (No. 6936) 555 West Fifth Street Los Angeles, California 90013 Telephone: (213) 896-6000 Facsimile: (213) 896-6600 Email: sam.newman@sidley.com Rodney Square 1000 North King Street Charles M. Persons (admitted pro hac vice) Wilmington, Delaware 19801 Jeri Leigh Miller (admitted pro hac vice) Telephone: (302) 571-6600 Chelsea McManus (admitted pro hac vice) Facsimile: (302) 571-1253 2021 McKinney Avenue, Suite 2000 Emails: sbeach@ycst.com Dallas, Texas 75201 amielke@ycst.com Telephone: (214) 981-3300 amark@ycst.com Facsimile: (213) 981-3400 ccox@ycst.com Email: cpersons@sidley.com jeri.miller@sidley.com cmcmanus@sidley.com Michael Sabino (admitted pro hac vice) 787 7th Avenue New York, New York 10019 Telephone: (212) 839-5300 Facsimile: (212) 839-5599 Email: msabino@sidley.com Counsel to the Debtor, Tricida, Inc. Case 23-10024-JTD Doc 310 Filed 03/22/23 Page 2 of 2

30213399.1 EXHIBIT A Supporting Documentation Case 23-10024-JTD Doc 310-1 Filed 03/22/23 Page 1 of 6

In re: Tricida, Inc. Case No. 23 10024 Balance Sheet As of February 28, 2023 ($ in thousands) February 28, 2023 Assets Current assets: [1] Cash and cash equivalents 46,432 Short term investments Prepaid expenses and other current assets 8,091 Total current assets 54,523 Long term investments Property and equipment, net 439 Operating lease right of use assets 10,097 Total assets 65,059 Liabilities and stockholders’ equity Current liabilities: Accounts payable 19,957 Current operating lease liabilities 2,832 Accrued expenses and other current liabilities 16,190 Preferred stock tranche obligation Total current liabilities 38,979 Non current Term Loan, net Convertible Senior Notes, net 195,733 Non current operating lease liabilities 8,983 Other long term liabilities Total liabilities 243,695 Commitments and contingencies (Note 7) Stockholders’ equity: Stockholders' equity: Preferred stock Common Stock 58 Additional paid in capital 751,147 Accumulated other comprehensive income (loss) (92) Accumulated deficit (929,749) Total stockholders’ equity (178,636) Total liabilities and stockholders’ equity 65,059 [1] Such amounts include approximately $99,500 in good faith deposits held in escrow on the Debtor’s behalf Case 23-10024-JTD Doc 310-1 Filed 03/22/23 Page 2 of 6

In re: Tricida, Inc. Case No. 23 10024 Statement of Cash Receipts and Disbursements Summary Reporting Period: February 1, 2023 to February 28, 2023 ($ in thousands) Tricida, Inc. Beginning Cash Balance 46,693$ Receipts Interest Income [1] 154 Sale of Assets 235 Other 136 Total Receipts 525 Operating Disbursements Payroll & Benefits 417 Rent & Utilities Insurance 36 External Finance & HR 43 External Legal, Facilities & IT 27 Other Operating Disbursements 110 Professional Fees US Trustee Fees Other Non Operating Disbursements Total Disbursements 633 Net Cash Flow (108)$ Ending Cash Balance 46,585 Footnotes: [1] Includes accrued interest as of 2/28/23 Case 23-10024-JTD Doc 310-1 Filed 03/22/23 Page 3 of 6

In re: Tricida, Inc. Case No. 23 10024 Statement of Operations Reporting Period: February 1, 2023 to February 28, 2023 ($ in thousands) Tricida, Inc. Cash Basis Gross Sales 356 Cost of goods sold Gross profit 356 Selling expenses General and administrative expenses (633) Other expenses Depreciation and/or amortization (not included in 4b) Interest & Fees Taxes (local, state, and federal) Reorganization items Miscellaneous (Income) / Expense Profit / (Loss) (277)$ Case 23-10024-JTD Doc 310-1 Filed 03/22/23 Page 4 of 6

In re: Tricida, Inc. Case No. 23 10024 Summary of Cash Book Balances Reporting Period: February 28, 2023 [1] Account Description Entity Bank Account Number Book Balance Last 4 Digits as of 2/28/2023 Operational Tricida, Inc. Silicon Valley Bank 4984 1,266,776$ Assurance Account Tricida, Inc. Silicon Valley Bank 6340 4,000 Payroll Tricida, Inc. Silicon Valley Bank 9912 Credit Card Collateral Account Tricida, Inc. Silicon Valley Bank 0797 50,000 Brokerage Account Tricida, Inc. US Bank 4395 45,011,233 Total 46,332,009$ [1] As of February 28, 2023, the Debtor’s claims and noticing agent, Kurtzman Carson Consultants LLC, maintained approximately $99,500 on the Debtors’ behalf in an escrow account for purposes of holding deposits for the Debtor’s sale process. Since February 28, 2023, such deposits have been returned and there are no longer funds held in such account Case 23-10024-JTD Doc 310-1 Filed 03/22/23 Page 5 of 6

In re: Tricida, Inc. Case No. 23 10024 Additional Information Reporting Period: February 1, 2023 to February 28, 2023 Supplemental Information All Bank Statements and Bank Reconciliations for the Reporting Period March 21, 2023 Signature of Authorized Individual Date Annie Yoshiyama SVP Finance & Chief Accounting Officer Printed Name of Authorized Individual Title of Authorized Individual Part 7: Questionnaire a. Were any payment made on prepetition debt? Yes The Debtor hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, bank reconciliations and journal entries during the period. The Debtor's standard practice is to ensure that bank reconciliations are completed before closing the books each reporting period. I attest that each of the Debtor's bank accounts have been reconciled in accordance with its standard practice. All payments made on account prepetition debt during the period (and included in the disbursements reported herein) were authorized under “first day” orders entered by the United States Bankruptcy Court for the District of Delaware. These payments are not itemized, but will be provided to the Office of the United States Trustee upon request. The individual detail of these payments is not included in this document but will be made available to the Office of the United States Trustee upon request. Case 23-10024-JTD Doc 310-1 Filed 03/22/23 Page 6 of 6